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                                                                   Exhibit 10.38


                       GERMAN AMERICAN CAPITAL CORPORATION
                           60 Wall Street, 10th Floor
                            New York, New York 10005

                             Conditional Commitment

                                  May 30, 2003


First States Group, L.P.
1725 The Fairway
Jenkintown, Pennsylvania  19046
Attention:  Edward J. Matey Jr.

Dear Mr. Matey:

German American Capital Corporation ("GACC") is pleased to issue to First States
Group, L.P. ("FSG"), the operating partnership of American Financial Realty
Trust ("AFRT"), this conditional commitment (the "Conditional Commitment") to make available (i) a bridge loan (the "Bridge") on the terms set forth herein and in the term sheet attached as Exhibit A hereto (the "Bridge Loan Term
Sheet") and (ii) a permanent loan (the "Refinancing") on the terms set forth herein and in the term sheet attached as Exhibit B hereto (the "Refinancing Loan
Term Sheet") for FSG's acquisition of approximately 159 properties from Bank of America, N.A. ("BofA"), with approximately 150 of such properties that are identified on Exhibit C hereto (the "BofA Properties") being subject to the Financing. GACC confirms that it has obtained all required internal credit approvals with respect to the Financing. The Bridge, together with the Refinancing, are collectively referred to as the "Financing."

GACC's commitment to make the Financing available to FSG is subject to the terms and conditions set forth in the Bridge Loan Term Sheet, the Refinancing Loan
Term Sheet and the Engagement Letter, FSG's acquisition of the BofA Properties,
Lender's confirmatory due diligence (including, without limitation, the receipt of acceptable MAI appraisals, site inspections, environmental and engineering reports and property operating histories), the negotiation of legal documentation, the negotiation of acceptable revisions to the form of master lease with BofA to implement the revisions listed on Exhibit D hereto, no material adverse change in AFRT, FSG, BofA or the BofA Properties, no material adverse change in the financial markets (each as determined by GACC in its sole but good-faith discretion) and, in connection with the Refinancing only, the receipt of acceptable ratings from the rating agencies and NAIC. Subject to the foregoing, closing of the Bridge shall occur simultaneously with FSG's acquisition of the BofA Properties from BofA on or before June 30, 2003, subject to possible extension to July 31, 2003, if FSG's closing date for its acquisition of the BofA Properties is similarly extended (such date, as extended, the "Outside Bridge Closing Date"), and closing of the Refinancing shall occur on or before December 31, 2003 (the "Outside Refinancing Closing
Date"). The respective amounts of the Bridge and the Refinancing will be subject to reduction in

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First States Group, L.P.
May 30, 2003
Page 2

the event that one or more of the BofA Properties are not acquired from BofA, the purchase price of one or more of the BofA Properties is reduced, or the MAI appraisals received by GACC do not support the loan-to-value and debt service coverage ratio tests required by the Bridge Loan Term Sheet or the Refinancing
Loan Term Sheet.

As consideration for this Conditional Commitment, FSG agrees to pay to GACC (i) the Structuring Fee and (ii) if the Exit Fee Conditions (as defined in the Engagement Letter) occur, the Exit Fee, each as referenced in, and subject to the terms and conditions of, the engagement letter dated the date hereof, among GACC, FSG and AFRT (the "Engagement Letter"). Other than the Structuring Fee which shall be earned and payable pursuant to the terms of the Engagement
Letter, no advising, structuring or commitment fees shall be earned by GACC, or paid by FSG, in connection with the closing and funding of the Refinancing.

In addition to the Structuring Fee and, if the Exit Fee Conditions occur, the Exit Fee, FSG shall pay, regardless of whether the Bridge or the Refinancing closes, all reasonable out-of-pocket expenses actually incurred by Lender in connection with the engagement and the Financing as provided in the Engagement
Letter.

This Conditional Commitment shall be governed by the laws of the State of New
York, without regard to choice of law rules.

                            [REMAINDER OF PAGE BLANK]

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First States Group, L.P.
May 30, 2003
Page 3

If the foregoing is acceptable, please countersign this letter in the space set forth below to confirm your agreement to the terms of this Conditional
Commitment and return the countersigned letter to us, together with the countersigned Engagement Letter, the $500,000 Initial Structuring Fee and the
$800,000 balance of the Initial Expense Deposit that are required by the Engagement Letter, by no later than 5:00 P.M. New York time on May 30, 2003. We look forward to working with you in completing the Financing.

Very truly yours,

GERMAN AMERICAN CAPITAL CORPORATION,
a Maryland corporation

By:  _______________________________
Name:
Title:

By:  _______________________________
Name:
Title:

ACKNOWLEDGED, ACCEPTED
AND AGREED TO:

FIRST STATES GROUP, L.P.

By:      FIRST STATES GROUP, LLC



By:  _______________________________
Name:  Edward J. Matey Jr.
Title: Senior Vice President



AMERICAN FINANCIAL REALTY TRUST



By:_________________________________
Name:  Edward J. Matey Jr.
Title: Senior Vice President


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                                                             EXHIBIT A

                                                      Bridge Loan Term Sheet

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Transaction                           The facility (the "Bridge Facility") will provide bridge loan financing for the acquisition the Properties (as defined below).

Sponsor:                              American Financial Realty Trust ("AFRT") and First States Group, L.P. ("FSG")

Borrower:                             Borrower shall be a newly formed, special purpose, bankruptcy-remote U.S. entity whose sole business shall be the ownership and operation of the Portfolio (as hereinafter defined).
                                      Borrower shall be prohibited from engaging in any other business activities or owning any other properties and shall otherwise meet applicable rating agency criteria with respect to qualifying as a bankruptcy remote entity. The organizational documents of the Borrower and the single purpose entity component entities shall be acceptable to the Lender in its sole but good-faith discretion and shall contain customary single purpose provisions and separateness covenants. Borrower or its single purpose entity constituents shall have two independent directors or manager in accordance with rating agency requirements. Borrower shall deliver at the closing of the Loan a non-consolidation opinion prepared by counsel retained by Borrower, in form and substance satisfactory to Lender and satisfying rating agency criteria.

Lender:                               German American Capital Corporation or an affiliate.

Lease:                                Master Lease Agreement covering the Properties, or portions thereof, in the form previously agreed to by FSG and BofA, subject only to such specific modifications as are indicated by
                                      Lender to implement the changes identified on Exhibit D to this Conditional Commitment.

Lessee:                               Bank of America, N.A. ("BofA") and various other tenants

Properties:                           Approximately 150 properties located in 19 states as described on Exhibit C to this
                                      Conditional Commitment and consisting of office buildings, bank branches and operations centers. The Portfolio includes approximately 7,100,000 net rentable square feet.
                                      Approximately 4,900,000 net rentable square feet of the Portfolio will be subject to a Master
                                      Lease Agreement with Bank of America, N.A. ("BofA") covering the Properties, or portions thereof, in the form previously agreed to by FSG and BofA, subject only to such specific modifications as are indicated by Lender to implement the changes identified on Exhibit D to this Conditional Commitment. The number of properties in the Portfolio and the number of net rentable square feet in the Portfolio leased to BofA is subject to reduction as described in the purchase and sale agreement for the Portfolio previously entered into by BofA and FSG.

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
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Security                              The Bridge Facility will be secured by a cross-collateralized and cross-defaulted first mortgage/deed of trust and an assignment of leases and rents on the Properties.

Property Type:                        Bank Branches, Office and Operations Centers.

Loan Amount                           $400 million. The Loan Amount is subject to reduction in the event the MAI appraisals received by GACC do not support the required loan-to-value and debt service coverage ratio tests or in the event of any material change in the number Properties that are actually acquired by FSG from BofA or the purchase price for such Properties.

Bridge Maturity Date:                 December 31, 2003

Aggregate Interest Rate:              Libor plus 150 basis points.

Amortization                          None.

Cross Collateralization/              Properties shall be cross-collateralized and cross-defaulted.
Cross Default:

Loan to Cost:                         Not to exceed 60%

Loan to Value:                        Not to exceed 65%

Debt Service Coverage Ratio:          Minimum DSCR of 1.43x calculated by applying a 9% constant  to the Loan Amount.

Interest Rate Cap:                    Borrower shall purchase an Interest Rate Cap for the term of the Bridge Facility with a notional amount equal to 100% of the Loan Amount and a LIBOR strike price not greater than
                                      5.25%.

Prepayment:                           Prepayable,  subject to payment of the Exit Fee upon the  repayment  of the Bridge with any financing other than the Refinancing.

Cash Management:                      Hard lockbox.

Reserves:                             Lender shall require ongoing monthly reserves for (i) taxes not paid by BofA, (ii) insurance,
                                      (iii) TI's/LC's on vacant and rollover space and (iv) replacement reserves. All reserve amounts will be in an amount to necessary to satisfy rating agency requirements and other requirements identified by Lender during Lender's due diligence.

Recourse                              The Loan will be non-recourse to AFRT and FSG, except for personal liability of AFRT and FSG in the event of a voluntary bankruptcy filing
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                                      by Borrower or an involuntary bankruptcy filing by a creditor other than Lender that is not dismissed in 90 days and in the event of losses that Lender incurs for other customary recourse carve-out event occurs, including, without limitation, intentional misrepresentation, misapplication or misappropriation of funds (including proceeds paid under any insurance policies or condemnation proceedings, rents and security deposits), waste, willful destruction of property, fraud, unauthorized transfer, the violation of single purpose entity covenants and other customary items. A standard recourse carve-out guaranty from AFRT and FSG for recourse carve-out events and either an environmental indemnity from FSG or secured lender environmental insurance in form acceptable to Lender will be required.

Material Adverse Change:              Lender is not obligated to fund any portion of the Loan if there are any circumstances or conditions with respect to (i) the Properties, (ii) the Borrower, (iii) the SPE component entities, (iv) the Sponsor or (v) the managers of the Properties that can reasonably be expected to cause the Loan to become delinquent or be in default, adversely affect the value or marketability of the Loan or the Properties, or cause institutional investors to regard the
                                      Loan or any mortgage security derived in whole or in part from the Loan as an unacceptable investment. Further, Lender shall not be obligated to fund any portion of the Loan during a war, during an escalation of hostilities, during an unscheduled closing of the New York Stock
                                      Exchange or any material adverse change in the liquidity in the fixed income market and/or condition of the commercial mortgage-backed securities or whole loan market, all as determined by Lender in its sole but good-faith discretion.
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
                                                              EXHIBIT B

                                                     Refinancing Loan Term Sheet
Lender:                               German American Capital Corporation or an affiliate

Borrower:                             Borrower shall be a newly formed, special purpose, bankruptcy-remote U.S. entity whose sole business shall be the ownership and operation of the Portfolio (as hereinafter defined).
                                      Borrower shall be prohibited from engaging in any other business activities or owning any other properties and shall otherwise meet applicable rating agency criteria with respect to qualifying as a bankruptcy remote entity. The organizational documents of the Borrower and the single purpose entity component entities shall be acceptable to the Lender in its sole but good-faith discretion and shall contain customary single purpose provisions and separateness covenants. Borrower or its single purpose entity constituents shall have two independent directors or manager in accordance with rating agency requirements. Borrower shall deliver at the closing of the Loan a non-consolidation opinion prepared by counsel retained by Borrower, in form and substance satisfactory to Lender and satisfying rating agency criteria.

Sponsor:                              American Financial Realty Trust ("AFRT") and First States Group, L.P.  ("FSG")

Portfolio                             Approximately 150 properties located in 19 states as described on Exhibit C to this
                                      Conditional Commitment and consisting of office buildings, bank branches and operations centers. The Portfolio includes approximately 7,100,000 net rentable square feet.
                                      Approximately 4,900,000 net rentable square feet of the Portfolio will be subject to a Master
                                      Lease Agreement with Bank of America, N.A. ("BofA") covering the Properties, or portions thereof, in the form previously agreed to by FSG and BofA, subject only to such specific modifications as are indicated by Lender to implement the changes identified on Exhibit D to this Conditional Commitment. The number of properties in the Portfolio and the number of net rentable square feet in the Portfolio leased to BofA is subject to reduction as described in the purchase and sale agreement for the Portfolio previously entered into by BofA and FSG.

Loan Amount:                          $440,000,000. The Loan Amount is subject to reduction in the event the MAI appraisals received by GACC do not support the required loan-to-value and debt service coverage ratio tests or in the event of any material change in the number Properties that are actually acquired by FSG from BofA or the purchase price for such
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
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                                      Properties.

Benchmark:                            The then-applicable on-the-run ten-year US Treasury rate on the Rate Determination Date, as determined by Lender.

Spread:                               In the event the Refinancing closes on or before the date that is ninety (90) days after the date of the Conditional Commitment, the sum of (a) 160 basis points plus (b) the positive difference, if any, between, (i) the spread on 10-year US$ swaps as reasonably determined by
                                      Lender on the earlier date to occur (the "Rate Determination Date") of the date of Rate Lock or the date of closing and (ii) the spread on 10-year US$ swaps on May 28, 2003. Please note that the spread on 10-year US$ swaps as of May 28, 2003, was 36 basis points.

                                      In the event the Refinancing does not close on or before the date that is ninety (90) days after the date of the Conditional Commitment, Lender shall have the right, in its sole but good-faith discretion, one or more times to revise the pricing of the Refinancing and the
                                      Spread.

Interest Rate:                        The interest rate payable on the outstanding Loan Amount is the sum of the Benchmark and the
                                      Spread calculated on an actual/360 basis.

Origination Fee:                      None

Amortization:                         360 months.

Term:                                 10 years.

Payment Date:                         Only in the case of a stand-alone securitization execution, monthly payments on the Loan will be due on the tenth (10th) day of each calendar month or if such day is not a business day, on the immediately preceding business day (each, a "Payment Date"). Any late payment of interest shall bear interest at a rate of 4.0% in excess of the otherwise applicable Interest Rate from the due date until the date of payment. There will be no grace period for payments due under the Loan.

Interest Accrual:                     Interest is payable on the Loan Amount from the period commencing on a date, as determined by
                                      Lender, of the prior month and ending on and including the day of the month prior to the "as determined" payment date in the following month (the "Accrual Period"). The first Accrual
                                      Period will commence on the next succeeding "as determined" payment date of the month following the closing date. A stub payment of interest due for the period from the closing date to the beginning of the first Accrual Period will be collected on the closing date.
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
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
Loan To Value:                        Loan to Value shall be no greater than 70% based on the fair market appraised value of the
                                      Portfolio (assuming the BofA lease and other leases are in place) set forth in the Appraisal.

Debt Service Coverage Ratio:          Debt Service Coverage Ratio ("DSCR") shall be no less than 1.20x calculated by dividing
                                      Lender's Underwritten Net Cash flow, as defined herein by the debt service calculated by applying a 9.50% constant to the Loan Amount.

Underwritten Net Cash flow:           Underwritten Net Cash flow ("UWNCF") shall be determined by Lender in its sole but good-faith discretion. Lender shall engage a nationally recognized accounting firm to review the
                                      Portfolio's historical and projected revenues, recoveries and expenses, leases, and rent roll
                                      (the "Agreed Upon Procedures Letter"). Based in part on such review, Lender in its sole but good-faith discretion shall arrive at a twelve-month statement of Net Operating Income based on leases and income in place ("NOI"). In determining UWNCF, Lender shall adjust each
                                      Property's NOI for market vacancy for space that is not occupied by BofA as "Leased Premises"
                                      under the Master Lease, above market leases, taxes, capital reserves, management fees, leasing commissions and other customary items. As a condition to closing of the Loan, UWNCF shall be no less than $51.5 million, as determined by Lender in its sole but good-faith discretion. An example of Lender's calculation of UWNCF is attached as Schedule 1 to this Exhibit B. All assumptions provided on the attached Schedule 1 are based on information that was provided by
                                      Borrower and are subject to due diligence, confirmation and approval by Lender.

Exit Fee:                             None

Collateral:                           The Loan shall be secured by: (i) a first mortgage lien on the Borrower's fee simple interest in each of the properties included in the Portfolio; (ii) an assignment of leases and rents;
                                      (iii) a security agreement covering the personal property at each property in the Portfolio;
                                      (iv) a cash collateral agreement; (v) all personal property owned by Borrower that is used in connection with the ownership and operation of the Portfolio and (vi) such other collateral as may be specified in the Loan documentation.

Property Manager:                     Subject to the rights of BofA under their master lease, the Portfolio will be managed by a manager approved by Lender (the "Manager") pursuant to a management agreement in form and substance reasonably satisfactory to Lender. Subject to the rights of BofA under their master lease, Lender will have the right to replace the Manager upon (i) upon the occurrence of an event of default, (ii) in the event of a low DSCR as determined by Lender (iii) upon the

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                                      passage of title to any property in the Portfolio through foreclosure or deed-in-lieu of foreclosure. Lender approves Borrower's affiliate, First States Management Corp, LLC, as manager for the Portfolio subject to revocation following an event of default.

Lockout/Prepayment:                   The Loan will be subject to a minimum prepayment lockout period of the earlier of (i) 3 years from the closing date or (ii) 24 months from Securitization (the "Lockout Period"). The Loan may be prepaid without premium or penalty at anytime after the date that is 3 months prior to the Maturity Date (the "Permitted Repayment Date"). After the Lockout Period, Borrower may
                                      defease the Loan by depositing non-callable U.S. Treasury securities with Lender sufficient to make all future interest and principal payments of the Loan until the Maturity Date, assuming all outstanding principal will be repaid on the Maturity Date, subject to customary methods and documentation established by Lender in its reasonable discretion

                                      In connection with any prepayment of the Loan, Interest shall be payable through the end of the Interest Period during which such prepayment occurs (even if such period extends beyond the prepayment date and calculated as if the Loan has not been prepaid on such date).

                                      All voluntary principal payments shall be applied (i) ratably among (a) the securitized
                                      Mortgage Loan and (b) all other subordinate tranches of the Loan, but (ii) sequentially among the securitized tranches of the Mortgage Loan. Involuntary partial prepayments made in connection with a casualty or condemnation (to the extent proceeds are not used for restoration) shall be applied sequentially, beginning with the securitized tranches of the
                                      Mortgage Loan.

Property Release:                     Following the Lockout Period, as applicable, the Borrower may obtain a release for any individual property in the Portfolio by paying a release price equal to 1.25 times (on a
                                      Portfolio-wide basis) the allocated loan amount for such individual property. The allocated loan amounts and individual release prices for each individual property will be determined by
                                      Lender in its sole but good-faith discretion after completion of due diligence.

Conditions Precedent to               Among other things: (i) receipt of all necessary information, subject to approval by Lender;
                                      (ii) satisfactory completion of due diligence
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Closing:                              and other conditions described herein; (iii) satisfaction of loan-to-value and debt service coverage ratio tests; (iv) receipt of title insurance; (v) satisfactory opinions of counsel including non-consolidation and customary corporate and enforceability opinions from legal counsel; (vi) accuracy of representations and warranties; (vii) satisfactory Loan Documents
                                      (including the Initial Cap Agreement, if applicable, and counterparty opinions), survey and evidence of compliance with applicable laws (including zoning); (viii) receipt of manager consent and subordination agreements and estoppel certificates from property managers in a manner consistent with rating agency criteria; and (ix) Lender receiving an "Agreed Upon
                                      Procedures" letter from an accounting firm of the Lender's choice.

Material Adverse Change:              Lender is not obligated to fund any portion of the Loan if there are any circumstances or conditions with respect to (i) the Portfolio, (ii) the Borrower, (iii) the SPE component entities, (iv) the Sponsor or (v) the managers of the Portfolio that can reasonably be expected to cause the Loan to become delinquent or be in default, adversely affect the value or marketability of the Loan or the Portfolio, or cause institutional investors to regard the
                                      Loan or any mortgage security derived in whole or in part from the Loan as an unacceptable investment. Further, Lender shall not be obligated to fund any portion of the Loan during a war, during an escalation of hostilities, during an unscheduled closing of the New York Stock
                                      Exchange or any material adverse change in the liquidity in the fixed income market and/or condition of the commercial mortgage-backed securities or whole loan market, all as determined by Lender in its sole but good-faith discretion.

Additional Indebtedness:              No additional mortgage debt or partnership interest debt is permitted without the prior written approval of Lender in its sole and absolute discretion.

Financial Reporting:                  Borrower shall provide to Lender in a form reasonably acceptable to Lender: (i) Borrower certified quarterly financial statements and property operating statements with respect to the
                                      Portfolio, to be provided within 60 days of the end of each quarter, each report covering such quarter and year to date, contrasted against budget and prior year, (ii) audited financial statements with respect to the Portfolio to be provided within 120 days of the end of each fiscal year, (iii) federal tax returns for the Sponsor within 15 days following filing with the Internal Revenue Service and (iv) such other information as Lender may request from time to time, including partnership reports and interim cash reports.
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Due Diligence:                        Lender shall satisfy itself with respect to all due diligence items including, but not limited to, (i) the financial condition of the Borrower and the Sponsor; (ii) the feasibility, visibility and quality of the Portfolio, including, but not limited to a satisfactory review of prior historical financials, relevant budgets, appraisal, phase one and phase two environmental reports (if necessary), architectural and engineering reports and/or other reports as reasonably deemed necessary by Lender, seismic evaluations, the management agreements, operating agreements, COREAs, title reports, surveys, title insurance policies, and all applicable insurance policies including, but not limited to, terrorism insurance, earthquake insurance and business interruption insurance covering the Portfolio; (iii) review of the rent roll detailing all leases at the Portfolio and receipt and approval of tenant leases and tenant estoppels from BofA and any other tenants that, together with BofA, represent 85% of the income from the Portfolio; (iv) review and approval of the purchase and sale agreement for the Portfolio previously entered into by BofA and FSG and other evidence satisfactory to the Lender that Borrower's all-in acquisition cost for the Portfolio equals or exceeds approximately $700 million, subject to adjustment as permitted in the purchase and sale agreement; and (v) an "Agreed-Upon Procedures" letter from an accounting firm selected by
                                      Lender. Lender shall require FIRREA appraisals for each asset in the Portfolio (an
                                      "Appraisal"), to be conducted by an independent MAI appraiser to be selected and engaged by
                                      Lender in its sole but good-faith discretion. The results of Lender's due diligence shall be satisfactory to Lender in its sole but good-faith discretion.

Cash Management:                      All rents, revenues and other cash flow from the Portfolio shall be deposited by the tenants directly into an account under Lender's sole dominion and control at a bank having a minimum rating of "AA" by S&P and otherwise acceptable to Lender (the "Lockbox"). On each Payment
                                      Date, all cash flow in the Lockbox shall be applied by Lender in the following order of priority:

                                      1 - Monthly escrows for taxes and insurance;

                                      2 - Monthly scheduled interest and principal payments (if applicable) on the Loan;

                                      3 - Monthly tenant improvement and leasing commission reserves;

                                      4 - Monthly escrow for replacement reserves; and

                                      5 - Excess monthly cash to Borrower unless an Event of Default exists.
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
                                      Upon the occurrence of an Event of Default, and until such time as the Event of Default shall be cured or no longer exist, all cash flow from each Property deposited into the Lockbox shall be retained in the Lockbox and applied on each Payment Date in Lender's sole discretion.

Initial Reserves:                     At or before closing, Borrower shall establish and fund as reasonably required by Lender certain escrows and reserves, which shall be maintained in separate interest bearing accounts controlled by Lender (the "Closing Reserve Accounts"). Closing Reserve Accounts shall be established for (i) work required for deferred maintenance indicated in the engineering report, in an amount equal to 125% of the estimates set forth in such report, (ii) work required for environmental matters indicated in the environmental report, in an amount equal to 125% of the estimate set forth in such report, (iii) any other unfunded obligations, which shall be funded in full at closing, (iv) any other reserves required by the rating agencies, and (v) a reserve for monetary default remedies will be established at closing in the amount of 3 months Basic Annual Rent due under the Master Lease with BofA as determined by Lender in its sole but good-faith discretion.

                                      Borrower must also establish sufficient initial reserves in connection with the ongoing and other reserves described below.

Ongoing Reserves:                     At closing, Borrower will be required to establish and fund the following reserves, which shall be maintained in separate interest bearing accounts controlled by Lender:

                                      (i) Debt Service. The monthly debt service payment.

                                      (ii) Taxes. An escrow account for the payment of annual real estate taxes not payable by BofA under the master lease. Tax escrows shall be funded each month throughout the term of the transaction in an amount equal to one-twelfth of such tax liability that Lender reasonably estimates will be payable during the ensuing-twelve month period and not covered by BofA under the master lease.

                                      (iii) Insurance. An escrow account for the payment of annual insurance premiums (based on a reasonable allocation of the Portfolio premiums if paid under a blanket policy of Sponsor).
                                      Insurance escrows shall be funded each month throughout the term of the transaction in an amount equal to one-twelfth of such insurance premiums that Lender reasonably estimates will be payable during the ensuing-twelve month period.
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                                      (iv) Capital Expenditures. An escrow account for the payment of an annual capital expense reserve which Lender shall reasonably determine as part of the due diligence.

                                      (v) Tenant Improvement and Leasing Commission Reserve. An escrow account for the payment of annual tenant improvement and leasing commission reserves which Lender shall reasonably determine as part of the due diligence.

                                      (vi) Earnout or holdback for Bank of America shadow-occupied space. If and to the extent requested by Borrower, an earnout or holdback for BofA shadow-occupied space that Lender shall reasonably determine as part of the due diligence.

Closing Documents:                    As a condition to closing the Loan, legal and other documentation will be delivered in form and substance satisfactory to Lender, incorporating substantially the terms and conditions outlined herein and such other items and documents as are customary and usual for similar
                                      Lender transactions that may be sold or participated to third parties or securitized, including, but not limited to, survey, title insurance, certificate of occupancy or other appropriate evidence of legal compliance reasonably acceptable to Lender, and opinions of
                                      Borrower's counsel. The loan documentation will require Borrower to pay applicable servicing and special servicing fees. All closing costs shall be paid by Borrower.

Insurance Requirements:               Borrower shall maintain casualty insurance, business-interruption /rental loss insurance, flood, seismic, windstorm and/or terrorism insurance (as applicable), and liability insurance, each in such amounts and with such coverage as Lender shall reasonably determine during due diligence (and as required by the rating agencies), from providers with minimum claims-paying ratings acceptable to Lender, which policies must name Lender as additional insured.

Costs:                                All reasonable out-of-pocket expenses actually incurred by Lender in connection with the Loan and its securitization and/or syndication will be paid by Borrower regardless of whether the
                                      Loan closes. These out-of-pocket expenses shall include but not be limited to Lender's due diligence, consultant fees, accounting fees, reasonable legal fees, appraisals, environmental reports, engineering reports, rating agency fees, printing costs, and all other out-of-pocket third party expenses related to the Loan closing.

Bifurcation:                          Provided that the initial economic and other material terms of the Loan shall remain the same for the Borrower, Lender shall have the right to either bifurcate the Loan into one or more
                                      (i) participations,

                                      (ii) component, mezzanine or other notes, or (iii) loans secured by 100% of the equity interests in Borrower, provided that the bifurcation of the Loan into a mezzanine loan shall be without cost to Borrower.

Sale, Assignment or Participation:    Subject to mutually acceptable limitations on Lender's ability to provide Sponsor or
                                      Property-level information to direct competitors of Borrower, Lender will have the right to sell, securitize, assign or participate the Loan, in whole or in part, without the consent of
                                      Borrower. Borrower shall reasonably cooperate with any such sale, securitization, assignment or participation.

Securitization and Cooperation:       Lender may, at any time without the consent of Borrower, (x) sell, transfer or assign the
                                      Loan, (y) grant participations in the Loan or (z) issue mortgage pass-through certificates or other securities ("Securities") evidencing a beneficial interest in, or secured by, the Loan in one or more rated or unrated public offerings or private placements (a "Secondary Market
                                      Transaction"), and may forward to each purchaser, transferee, assignee or servicer of or participant or investor in such Securities, or a statistical rating agency that has assigned or may assign a rating to Securities sold or to be sold in such Secondary Market Transaction all documents and information Lender has with respect to the Loan, the Properties and the financial condition of Borrower, Senior SPE Component Entities and/or Sponsor as Lender deems necessary or desirable. Borrower will furnish and consents to Lender's furnishing to any interested parties all information concerning the Properties, the leases, the financial condition of Borrower, Senior SPE Component Entities and/or Sponsor in such form, substance and detail as Lender or such interested party may request. In connection with any Secondary
                                      Market Transaction or other transfer of the Loan, Borrower shall: (i) provide an estoppel certificate and other information and assurances to such interested parties in form and content satisfactory to Lender and such interested party, and such additional and updated information on the Properties, Borrower, Senior SPE Component Entities and/or Sponsor as
                                      Lender, the rating agencies or such other interested parties may request after the closing;
                                      (ii) amend the Loan Documents and organizational documents of Borrower, and/or any Senior SPE
                                      Component Entities and update and/or restate officer's certificates, title insurance and other closing items, as may be required by the rating agencies provided that such items will not result in an adverse economic effect to Borrower; (iii) participate in bank, investors' and rating agencies' meetings if requested by Lender; (iv) upon Lender's request amend the Loan
                                      Documents (and update and/or restate officer's certificates, title insurance and other closing items in connection therewith) to divide the Loan into two or more separate or component notes, which notes may be included in separate transactions and have different interest rates (but with aggregated financial terms which are equivalent to that of the Loan prior to such separation); and (v) review the offering documents relating to any Secondary Market Transaction to ensure that all information concerning Borrower, Senior
                                      SPE Component Entities, Sponsor, the Properties and the Loan is correct, and certify to the accuracy thereof. Borrower and Sponsor will indemnify Lender and the other Indemnified Parties
                                      (as defined below) for any losses that relate to any misleading or incorrect information provided by Borrower and included in the offering document and not brought to the attention of
                                      Lender after Borrower has an opportunity to review such information.

Limited Recourse:                     The Loan will be non-recourse to AFRT and FSG, except for personal liability of AFRT and FSG in the event of a voluntary bankruptcy filing by Borrower or an involuntary bankruptcy filing by a creditor other than Lender that is not dismissed in 90 days and in the event of losses that Lender incurs for other customary recourse carve-out event occurs, including, without limitation, intentional misrepresentation, misapplication or misappropriation of funds
                                      (including proceeds paid under any insurance policies or condemnation proceedings, rents and security deposits), waste, willful destruction of property, fraud, unauthorized transfer, the violation of single purpose entity covenants and other customary items. A standard recourse carve-out guaranty from AFRT and FSG for recourse carve-out events and either an environmental indemnity from FSG or secured lender environmental insurance in form acceptable to Lender will be required.

Title Insurance:                      Title Insurance for the Loan shall be obtained from Chicago Title Insurance Company and such other title insurance companies as may be required by Lender to conform with Lender's title insurance risk limits.

Broker Fees:                          All costs, finders' fees, commissions, concessions remuneration or similar fees or compensation relating to the origination of the financing are the sole and absolute responsibility of Borrower and Sponsor. Borrower and Sponsor agree to indemnify and hold
                                      Lender and the other Indemnified Parties harmless from and against any and all compensation sought by such parties, or any other party who makes claim for such commission or compensation relating to the origination of the financing if the foregoing representation by Borrower and
                                      Sponsor is untrue.

Governing Law:                        The Loan transaction shall be governed by the laws of the State of New York (without regard to the choice-of-law rules thereof).

                             SCHEDULE 1 TO EXHIBIT B

                          Example of UWNCF Calculation

       Property Cash Flows - BOA - 152 Assets

       Sample UWNCF                                          Current
                                                              7/1/03

       Square Footage Breakdown

(1)    BOA Occupied Space                                  5,241,696
(2)    3rd Party Space                                       649,920
(3)    3rd Party Rolling Space Relet          50.0%                -   324,960
(4)    Shadow Occupied Premises                              454,401
       Vacant Space                                          749,746
                                                      -------------
                                                          7,095,763

       Actual Vacancy                                          10.6%



       REVENUES

(1)        BOA Occupied Space                            45,043,215
(2)        3rd Party Space                               19,938,253
(3)        3rd Party Space Relet                                  -
(4)    Shadow Occupied Premises                           4,653,066
           Less: Vacancy                      11.0%       2,705,045
                                                      -------------
       Net Rental Collections                            66,929,488

       EXPENSE RECOVERIES                     $8.40      43,032,951

       EFFECTIVE GROSS INCOME                           109,962,440

       OPERATING EXPENSES                     $8.21           $8.21
           Vacant Space                       $3.50           $3.50
           BOA Occupied Space                            43,032,951
           3rd Party Space                            12,158,449.18
                                                      -------------
       Subtotal Operating Expenses                       55,191,400

       NET OPERATING INCOME                              54,771,039

(5)        Tenant Improvements               $10.00       3,249,600
(5)        Leasing Commissions                 4.50%              -
           Replacement Reserve(inc in op exp)
       NET CASH FLOW                                     51,521,439

       Note: This is a sample and is based on information provided by AFR and is subject to complete due diligence.

(1) The BOA space includes 219,850 of space at $8.59(net) psf which is currently in the Vaness property (one of the excluded assets) but is expected to be included in the Chicago LaSalle St. asset as of July 15, 2003 as reported by AFR. It also includes 118,000 of shadow occupied space in the LaSalle St. asset at $8.59 (net) psf.

(2) 3rd Party Space represents space currently leased to 3rd parties. Existing 3rd party rents are underwritten at the current in-place rents with 3rd parties (initially $14.32, assumed to increase by 1% annually) and the BOA terminated space is underwritten at market rates for Pool B (initially $14.18, assumed to increase by 1% annually).

(3) 50% of the current 3rd Party Space that is assumed to roll each year. This space is underwritten at market rates (initially $14.18)

(4) Shadow Occupied Space represents space that BOA currently leases at a rate of $10.24 but has the option to terminate in 2004. As such, revenues for this space are underwritten only for the first year.

(5) Tenant Improvements of $10 per square foot and Leasing Commissions of 4.5% of the market rents are underwritten for the 3rd Party Rolling Space relet each year.

                                    EXHIBIT C

                               List of Properties

            Project Type
Project ID  Description          Address                       City                   State
-------------------------------------------------------------------------------------------
ARHARM076   Office Space         204 East Rush                 Harrison                 AR
AZMESM000   Banking Center       63 W Main St                  Mesa                     AZ
AZCAM-030   Operations Center    1825 E. Buckeye Road          Phoenix                  AZ
AZMAR-030   Operations Center    1825 E. Buckeye Road          Phoenix                  AZ
AZMCD-030   Operations Center    1825 E. Buckeye Road          Phoenix                  AZ
AZCAT-030   Operations Center    1825 E. Buckeye Road          Phoenix                  AZ
AZSOUM030   Operations Center    1825 E. Buckeye Road          Phoenix                  AZ
AZCAMU000   Banking Center       51 E Camelback Rd             Phoenix                  AZ
CAAUB-000   Banking Center       900 High Street               Auburn                   CA
CAEASB400   Banking Center       1201 Baker Street             Bakersfield              CA
CASTO-100   Banking Center       5021 California Avenue        Bakersfield              CA
CAEASC100   Banking Center       518 So. Long Beach Blvd       Compton                  CA
CACORB100   Office Space         1199 Orange Ave               Coronado                 CA
CAEL-S100   Banking Center       835 North Sepulveda Blvd      El Segundo               CA
CAESCM000   Office Space         220 South Escondido Blvd      Escondido                CA
CAFREP030   Operations Center    2111 Tuolumne Street          Fresno                   CA
CACAL-200   Banking Center       2611 South Cedar Avenue       Fresno                   CA
CACEDS100   Banking Center       3435 N Cedar Ave              Fresno                   CA
CAGARM000   Office Space         1450 W Redondo Beach Blvd     Gardena                  CA
CAGLEM000   Office Space         345 No Brand Blvd             Glendale                 CA
CAINGM000   Office Space         330 East Manchester Blvd      Inglewood                CA
CALA-J200   Office Space         7680 Girard Avenue            La Jolla                 CA
CALONB000   Office Space         150 Long Beach Blvd           Long Beach               CA
CABIXA000   Banking Center       3804 Atlantic Avenue          Long Beach               CA
CAWILD000   Banking Center       600 West Willow Street        Long Beach               CA
CAPIC-000   Banking Center       1232 South Vermont Avenue     Los Angeles              CA
CALINH000   Banking Center       2400 North Broadway           Los Angeles              CA
CALYNB000   Banking Center       3505 East Imperial Hiway      Lynwood                  CA
CAMER-000   Office Space         710 West Main Street          Merced                   CA

CASEPD000   Banking Center       10300-10306 Sepul Veda Blvd   Mission Hills            CA
CAIRVI076   Office Space         4101 Mac Arthur Blvd          Newport Beach            CA
CANORH100   Office Space         5025 Lankershim BL            North Hollywood          CA
CAINLE030   Operations Center    1275 SO Dupont Ave            Ontario                  CA
CAPAL-000   Banking Center       839 East Palmdale Blvd        Palmdale                 CA
CALAKC100   Office Space         880 E Colorado Blvd           Pasadena                 CA
CAPOMM000   Office Space         444 South Garey Ave           Pomona                   CA
CAREDB100   Office Space         955 Main Street               Red Bluff                CA
CAREDM000   Office Space         1661 East St/Po Box 2127      Redding                  CA
CARIVM076   Office Space         3650-14th Street              Riverside                CA
CANORS400   Banking Center       1830 Del Paso Boulevard       Sacramento               CA
CAOAKP000   Banking Center       3810 Broadway                 Sacramento               CA
CASALM000   Office Space         405 Main St.                  Salinas                  CA
CASANB076   Office Space         303 North D Street            San Bernardino           CA
CASANB100   Office Space         834 State Street              Santa Barbara            CA
CASANM500   Office Space         300 Town Center East          Santa Maria              CA
CASTOM000   Office Space         110 East Weber Street         Stockton                 CA
CASUNM000   Office Space         444 South Mathilda Ave        Sunnyvale                CA
CATORS000   Banking Center       1255 Sartori Avenue           Torrance                 CA
CAVENM000   Office Space         1130 S. Victoria              Ventura                  CA
CAWHIO000   Office Space         7255 South Greenleaf Ave      Whittier                 CA
CAYUBC000   Banking Center       1100 Butte House Rd           Yuba City                CA
FLGUL-100   Banking Center       1640 Gulf to Bay Boulevard    Clearwater               FL
FLCLE-100   Banking Center       690 East Highway 50           Clermont                 FL
FLDEL-400   Office Space         230 N. Woodland Blvd.         Deland                   FL
FLHALB100   Office Space         801 E. Hallandale Blvd.       Hallandale               FL
FLNORH000   Banking Center       1 East 49th Street            Hialeah                  FL
FLHOL-300   Office Space         1900 Tyler Street             Hollywood                FL
FLSANJ000   Banking Center       3535 University Blvd. West    Jacksonville             FL
FLJAC-037   Parking Garage       9000 Southside Blvd           Jacksonville             FL
FLJAC-030   Office Space         9000 Southside Blvd.          Jacksonville             FL
FLJAC-130   Office Space         9000 Southside Blvd.          Jacksonville             FL
FLJAC-230   Office Space         9000 Southside Blvd.          Jacksonville             FL
FLJAC-330   Office Space         9000 Southside Blvd.          Jacksonville             FL
FLJAC-430   Office Space         9000 Southside Blvd.          Jacksonville             FL
FLJAC-630   Office Space         9000 Southside Blvd.          Jacksonville             FL

FLJAC-730   Office Space         9000 Southside Blvd.          Jacksonville             FL
FLJAC-830   Office Space         9000 Southside Blvd.          Jacksonville             FL
FLJAC-530   Operations Center    9000 Southside Blvd.          Jacksonville             FL
FLLIGP200   Office Space         2850 N. Federal Hwy           Lighthouse Point         FL
FLSOUR030   Operations Center    17100 N.W. 59th Ave.          Miami Lakes              FL
FLNORB400   Office Space         11755 Biscayne Blvd.          North Miami              FL
FLWILI000   Office Space         18305 Biscayne Blvd.          North Miami Beach        FL
FLOCAD000   Office Space         35 SE 1st Avenue              Ocala                    FL
FLDOWP000   Office Space         700 8th Avenue West           Palmetto                 FL
FLCOR-200   Office Space         5041 Bayou Blvd.              Pensacola                FL
FLPORC100   Banking Center       21175 Olean Blvd.             Port Charlotte           FL
FLRID-200   Office Space         231 South Ridgewood Dr.       Sebring                  FL
FLPLA-500   Office Space         900 S. Federal Hwy            Stuart                   FL
FLWES-600   Office Space         100 N. Westshore Blvd.        Tampa                    FL
FLCENP070   Office Space         1000 Century Park Rd.         Tampa                    FL
FLWINP000   Office Space         750 South Orlando Avenue      Winter Park              FL
GAALBM000   Office Space         128 South Washington Street   Albany                   GA
GACARM100   Office Space         102 East Main Street          Cartersville             GA
GAGWIP200   Office Space         3542 Satellite Boulevard      Duluth                   GA
GAMOUM000   Office Space         300 South Main Street         Moultrie                 GA
GABULS000   Office Space         22 Bull Street                Savannah                 GA
GAVALM000   Office Space         106 South Patterson Street    Valdosta                 GA
GAWIN-000   Banking Center       102 North Broad Street        Winder                   GA
IDCOED076   Office Space         401 Front Street              CoeurD'Alene             ID
ILBANA076   Office Space         231 S. La Salle Street        Chicago                  IL
KSPENS000   Office Space         501 N. Penn                   Independence             KS
KSMISF076   Office Space         9500 Mission Road             Overland Park            KS
MDANN-000   Office Space         10 Church Circle              Annapolis                MD
MDHIG-000   Office Space         3415/17 Eastern Avenue        Baltimore                MD
MOWILS000   Office Space         2001 William St.              Cape Girardeau           MO
MOCOL-000   Banking Center       800 Cherry Street             Columbia                 MO
MOFLO-000   Office Space         880 Rue St. Francois          Florissant               MO
MOINDS076   Office Space         129 West Lexington            Independence             MO
MOLEX-000   Banking Center       1016 Main Street              Lexington                MO
MOMEX-076   Office Space         222 South Jefferson           Mexico                   MO

MOOAKT000   Office Space         8320 N. Oak Trafficway        North Kansas City        MO
MORIC-100   Banking Center       112 McClurg                   Richland                 MO
MODOW-000   Banking Center       210 West 8th Street           Rolla                    MO
MOSOUG100   Banking Center       2940 S. Glenstone             Springfield              MO
MOWESS000   Banking Center       710 West Sunshine             Springfield              MO
MOHAMM076   Office Space         4301 Hampton                  St. Louis                MO
MOCONV000   Office Space         5353 S. Lilndbergh Blvd.      St. Louis                MO
NC525N076   Office Space         525 N. Tryon St.              Charlotte                NC
NMEASC000   Banking Center       4401 Central Avenue NE        Albuquerque              NM
NMALB-030   Operations Center    725 6th ST. NW                Albuquerque              NM
NVHEN-000   Banking Center       107 Water Street              Henderson                NV
NVPARV076   Office Space         1077 E. Sahara                Las Vegas                NV
OKMUSM076   Office Space         230 W. Broadway               Muskogee                 OK
OKADM-000   Banking Center       5950 E. Admiral Place         Tulsa                    OK
SCAIKM000   Office Space         167 Laurens Street            Aiken                    SC
TNMURM000   Office Space         120 East Main Street          Murfreesboro             TN
TXARAP000   Banking Center       221 South Commercial          Aransas Pass             TX
TXSOUA100   Banking Center       2501 South Congress           Austin                   TX
TXBRO-100   Office Space         One Center Avenue             Brownwood                TX
TXCAR-000   Banking Center       1101 South Josey Lane         Carrollton               TX
TXDAL-100   Banking Center       323 Denver Avenue             Dalhart                  TX
TXDEN-000   Office Space         300 West Main                 Denison                  TX
TXDUM-000   Banking Center       501 Bliss                     Dumas                    TX
TXFORW100   Office Space         5651 East Lancaster           Fort Worth               TX
TXGRE-000   Office Space         12400 Interstate 45 North     Houston                  TX
TXMIS-000   Banking Center       1101 Conway                   Mission                  TX
TXMOUP000   Office Space         302 North Jefferson           Mt. Pleasant             TX
TXFORS000   Office Space         1422 East Grayson Street      San Antonio              TX
TXWAC-000   Office Space         514 Austin Avenue             Waco                     TX
VACHA-000   Office Space         300 East Main Street          Charlottesville          VA
VAOLDH000   Office Space         1 West Queensway              Hampton                  VA
VALYN-000   Office Space         801 Main Street               Lynchburg                VA
VANOR7000   Office Space         702 Park Avenue NW            Norton                   VA
VAROA-000   Office Space         302 S. Jefferson Street       Roanoke                  VA
VASOUB000   Office Space         606 Broad Street              South Boston             VA
WAABE-076   Office Space         101 East Market               Aberdeen                 WA
WABEL-000   Office Space         112 E Holly Street            Bellingham               WA

WABRE-000   Office Space         1000 6th Street               Bremerton                WA
WAFOR-000   Banking Center       481 S Forks Ave               Forks                    WA
WAMOSL000   Banking Center       103 E 3rd Ave                 Moses Lake               WA
WAPAS-000   Office Space         350 W Lewis Street            Pasco                    WA
WAPORA000   Banking Center       102 E Front Street            Port Angeles             WA
WARIC-000   Banking Center       1007 Knight Street            Richland                 WA
WAUNI-000   Office Space         4701 University Way NE        Seattle                  WA
WASPOB076   Office Space         1616 S Rustle                 Spokane                  WA
WABANF176   Office Space         601 W Riverside Ave           Spokane                  WA
WABANP076   Office Space         820 A Street                  Tacoma                   WA
WAWALW000   Banking Center       111 W Main Street             Walla Walla              WA
WAN--W000   Banking Center       830 N Wenatchee Ave           Wenatchee                WA
WAYAKV076   Office Space         101 N 2nd Street              Yakima                   WA

                                 Total Number of
                                 Properties                    150

                                    EXHIBIT D

                      Required BofA Master Lease Revisions

Insurance. Section 7.1(h) of the master lease should limit BofA's remedies for the landlord's failure maintain insurance to the rent setoff provided in Section
13.1 of the master lease or other claims against the landlord. BofA should not have a termination right for the failure to maintain insurance.

Expansion Rights - Non-Portfolio Properties. BofA's remedy for a breach of the obligation of AFRT's affiliates to provide expansion space in properties outside the leased portfolio pursuant to Section 10.1 of the master lease must be limited to direct claims against AFRT and should not constitute a Landlord Default under Section 7.1 of the master lease or give rise to a right to setoff rent under Section 13.1 of the master lease. Any expansion space outside the leased property portfolio must be owned by a separate affiliate of AFRT and must be covered by a separate lease.

Right of First Offer and Right of First Refusal. A transfer of any Project following a foreclosure must not be subject to BofA's right of first offer and right of first refusal provided in Sections 9.1 and 9.2 of the master lease.

Excluded Properties. The nine properties that will not be included in the Financing must not be covered by the master lease or master leases for the properties that will be included in the Financing.

Subordination, Nondisturbance and Attornment Agreement. An acceptable SNDA will have to be negotiated with BofA.